UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2016 (November 30, 2016)

DARIOHEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37704	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

Labstyle Innovations Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Amended and Restated 2012 Equity Incentive Plan

On November 30, 2016, DarioHealth Corp. (the “Company”)  held its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). At the 2016 Annual Meeting, the Company’s stockholders approved the Company's Amended and Restated 2012 Equity Incentive Plan (the “2012 Amended Plan”). The 2012 Amended Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors on September 26, 2016.

The Company’s officers and directors are among the persons eligible to receive awards under the  2012 Amended Plan in accordance with the terms and conditions thereunder. A detailed summary of the  2012 Amended Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 Annual Meeting filed with the Securities and Exchange Commission on October 19, 2016 (the “Proxy Statement”) under the caption “Proposal 2: Incentive Plan Proposal,” which summary is incorporated herein by reference.

That detailed summary of the 2012 Amended Plan is qualified in its entirety by reference to the full text of the 2012 Amended Plan a copy of which is attached as Annex A to the Company’s Proxy Statement filed on October 19, 2016 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its 2016 Annual Meeting on November 30, 2016. The final voting results are set forth below.

Stockholders voted on the following proposals:

Proposal No. 1 — Election of Directors.

The stockholders elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain
Erez Raphael	2,626,531	-	21,864

Yalon Farhi	2,379,279	-	269,116

Hila Karah	2,379,279	-	269,116

Malcolm Hoenlein	2,379,279	-	269,116

Dennis M. McGrath	2,628,051	-	20,344

Richard B. Stone	2,628,051	-	20,344

Rami Yehudiha	2,378,381	-	269,014

Proposal No. 2 — Incentive Plan Proposal.

The stockholders approved the 2012 Amended Plan as described in the Proxy Statement. The votes were as follows:

For	Against	Abstain

2,590,701	35,885	21,809

Proposal No. 3 — Ratification of Auditors.

The stockholders ratified the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016. The votes were as follows:

For	Against	Abstain

3,461,177	11,074	95,993

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2016	DARIOHEALTH CORP.

	By:	/s/ Zvi Ben David
		Name: Title:	Zvi Ben David Chief Financial Officer, Treasurer and
Secretary